Transactions with Related Parties	12 Months Ended
Dec. 31, 2015
Transactions With Related Parties [Abstract]
Related Party Transactions Disclosure [Text Block]

15. Transactions with Related Parties

A substantial portion of the Partnership’s general and administrative expenses and certain costs capitalized by the Partnership are paid by AFCA 2 or an affiliate and are reimbursed by the Partnership. The capitalized costs are typically incurred in connection with the acquisition or reissuance of certain mortgage revenue bonds, acquisition of PHC Certificates and MBS, debt financing transactions, and other capital transactions. The amounts in the following table represent cash payments to reimburse AFCA 2 or an affiliate for such expenses.

	2015	2014	2013
Reimbursable salaries and benefits	$1,744,855	$1,599,294	$1,146,754
Other expenses	6,819	975	3,488
Insurance	224,946	227,265	228,701
Professional fees and expenses	284,767	208,648	216,962
Consulting and travel expenses	15,372	1,697	434
	$2,276,759	$2,037,879	$1,596,339

AFCA 2 is entitled to receive an administrative fee from the Partnership equal to 0.45% per annum of the outstanding principal balance of any of its mortgage revenue bonds, taxable property loans collateralized by real property, and other investments for which the owner of the financed property or other third party is not obligated to pay such administrative fee directly to AFCA 2. For the years ended December 31, 2015, 2014, and 2013, the Partnership paid administrative fees to AFCA 2 of approximately $2.6 million, $2.0 million, and $1.5 million, respectively.  In addition to the administrative fees paid directly by the Partnership, AFCA 2 receives administrative fees directly from the owners of properties financed by certain of the mortgage revenue bonds held by the Partnership.  These administrative fees also equal 0.45% per annum of the outstanding principal balance of these mortgage revenue bonds and totaled approximately $53,000, $138,000, and $144,000, in 2015, 2014, and 2013, respectively. Additionally, in connection with the sale of Bent Tree, a Consolidated VIE,  the property paid accrued and deferred administrative fees to AFCA2 totaling approximately $635,000 in 2015. Although these third party administrative fees are not Partnership expenses, they have been reflected in the accompanying consolidated financial statements of the Company as a result of the consolidation of the VIEs.  Such fees are payable by the financed property prior to the payment of any contingent interest on the mortgage revenue bonds secured by these properties.  If the Partnership were to acquire any of these properties in foreclosure, it would assume the obligation to pay the administrative fees relating to mortgage revenue bonds on these properties.

AFCA 2 earns mortgage placement fees in connection with the acquisition of mortgage revenue bonds by the Partnership.  These mortgage placement fees were paid by the owners of the respective property or the third party seller of the respective bonds and, accordingly, have not been reflected in the accompanying consolidated financial statements because these properties are not considered Consolidated VIEs.   Investment/mortgage placement fees earned by AFCA 2 totaled approximately $1.9 million, $1.7 million, and $1.2 million, in 2015, 2014, and 2013, respectively. In addition, in 2015, approximately $300,000 in mortgage placement fees were paid by the Partnership to AFCA2 related to two mortgage revenue bond acquisitions, which was recorded into the cost basis of the mortgage revenue bonds and are being amortized against interest income on an effective yield basis.

The Partnership executed a Developer and Construction Management Agreement with two affiliates of AFCA 2 during the second quarter of 2013 in connection with the mixed-use development at the University of Nebraska - Lincoln (see Note 8). These affiliates received approximately $672,000 in the first twelve months of 2013 under the terms of this Agreement. An affiliate of AFCA 2 acts as a placement advisor to the borrowers under the mortgage revenue bonds at the time they are acquired by the Partnership.  Any and all advisory fees are paid by the borrower of the respective bonds and, accordingly, have not been reflected in the accompanying consolidated financial statements.

An affiliate of AFCA 2, Properties Management, was retained to provide property management services for Ashley Square, Iona Lakes (bond sold in 2013),  Arboretum, Bent Tree (Consolidated VIE sold in 2015), Lake Forest, Fairmont Oaks (Consolidated VIE sold in 2015), DeCordova, Eagle Village, The Colonial (MF Property sold in 2015), Meadowview, Crescent Village, Willow Bend, Post Woods, Glynn Place (MF Property sold in 2015), Greens at Pine Glen, Cross Creek, Weatherford, and Woodland Park. The management fees paid to Properties Management amounted to approximately $1.2 million in 2015, $1.3 million in 2014, and $1.2 million in 2013. For the Consolidated VIEs, these management fees are not Partnership expenses but are recorded by each applicable VIE entity and, accordingly, have been reflected in the accompanying consolidated financial statements. Such fees are paid out of the revenues generated by the properties owned by the Consolidated VIEs prior to the payment of any interest on the mortgage revenue bonds and taxable property loans held by the Partnership on these properties. For the MF Properties, these management fees are considered real estate operating expenses.

An affiliate of AFCA 2, FCA, acts as an origination advisor and consultant to the borrowers when mortgage revenue bonds and financing facilities are acquired by the Partnership. For 2015, 2014, and 2013, approximately $1.8 million, $1.4 million, and $752,000, respectively, in origination fees were paid to this affiliate by the borrower of certain acquired bonds and have not been reflected in the accompanying consolidated financial statements. In addition, in 2015 and 2014, approximately $150,000 and $300,000, respectively, in consulting and origination fees were paid by the Partnership to this affiliate related to mortgage revenue bond acquisitions, which was recorded into the cost basis of the mortgage revenue bonds and are being amortized against interest income on an effective yield basis.

One of the owners of two limited-purpose corporations which owned multifamily residential properties, the Consolidated VIEs, financed with mortgage revenue bonds and taxable property loans held by the Partnership are employees of Burlington who are not involved in the operation or management of the Partnership and who are not executive officers or managers of Burlington.